Exhibit 99.2

Independence Realty Trust

Q2 2019 Earnings Release & Supplemental Information

NYSE: IRT
WWW.IRTLIVING.COM

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	10

Balance Sheets	11

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	12
Three and Six Months Ended June 30, 2019 and 2018	13

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing 5 Quarters	14
Three and Six Months Ended June 30, 2019 and 2018	14

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	15
Three and Six Months Ended June 30, 2019 and 2018	16

Net Operating Income Bridge	17

Same-Store Portfolio Net Operating Income by Market
Three Months ended June 30, 2019 and 2018	18
Six Months ended June 30, 2019 and 2018	19

Total Portfolio NOI Exposure by Market	20

Value Add Summary	21

Capital Recycling Activity	22

Debt Summary	23

Definitions	24

Independence Realty Trust

June 30, 2019

Company Information:

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212-277-4322
IRT@edelman.com

Forward-Looking Statements

This supplemental information contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2019 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this supplemental information are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Second Quarter 2019 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – July 31, 2019 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its second quarter 2019 financial results.

Second Quarter Highlights

•

Net income allocable to common shares of $14.7 million for the quarter ended June 30, 2019 as compared to $3.5 million for the quarter ended June 30, 2018. Earnings per diluted share of $0.16 for the quarter ended June 30, 2019 as compared to $0.04 for the quarter ended June 30, 2018.

•

Core Funds from Operations (“CFFO”) of $16.9 million for the quarter ended June 30, 2019 as compared to $16.4 million for the quarter ended June 30, 2018. CFFO per share was $0.19 for the second quarter of 2019 and $0.19 for the second quarter of 2018.

•	Same store net operating income (“NOI”) growth of 6.9% for the quarter ended June 30, 2019 compared to the quarter ended June 30, 2018.

•	Adjusted EBITDA of $25.3 million for the quarter ended June 30, 2019 as compared to $23.7 million for the quarter ended June 30, 2018.

•	Since the inception of the value-add program, IRT has completed renovations in 1,950 units, achieving a total weighted average return on investment of 16%.

Included later in this press release are definitions of CFFO, NOI, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented under GAAP.

Management Commentary:

“Our strong Q2 NOI growth demonstrates the tangible results of our value add renovation program, and we’re excited to announce the details of Phase III of our value add program,” said Scott Schaeffer, IRT’s Chairman and CEO.  “Not only will these upgrades drive long-term rental and NOI growth, but they will also improve the quality of our communities and increase our competitive edge in the marketplace.”

Same Store Property Operating Results

	Second Quarter 2019 Compared to Second Quarter 2018(1)	Six Months Ended 6/30/19 Compared to Six Months Ended 6/30/18 (1)
Rental and other property revenue	5.4% increase	4.7% increase
Property operating expenses	3.1% increase	2.8% increase
Net operating income (“NOI”)	6.9% increase	6.0% increase
Portfolio average occupancy	10 bps increase to 94.1%	50 bps decrease to 93.3%
Portfolio average rental rate	5.3% increase to $1,062	4.8% increase to $1,053
NOI Margin	90 bps increase to 60.4%	70 bps increase to 60.4%

(1)	Same store portfolio for the three and six months ended June 30, 2019 includes 50 properties, which represent 13,697 units.

Same Store Property Operating Results, Excluding Value Add

The same store portfolio results below exclude 12 communities that are both part of the same store portfolio and are actively undergoing Value Add renovations during the three months ended June 30, 2019.

	Second Quarter 2019 Compared to Second Quarter 2018, Excluding Value Add (1)	Six Months Ended 6/30/19 Compared to Six Months Ended 6/30/18 (1)
Rental and other property revenue	3.7% increase	3.8% increase
Property operating expenses	1.8% increase (2)	3.6% increase (2)
Net operating income (“NOI”)	5.0% increase	3.9% increase
Portfolio average occupancy	30 bps increase to 95.2%	No change – 94.4%
Portfolio average rental rate	3.7% increase to $1,062	3.4% increase to $1,055
NOI Margin	70 bps increase to 60.3%	No change – 59.8%

(1)	Same store portfolio, excluding value add, includes 38 properties, which represent 9,748 units for the three and six months ended June 30, 2019.
(2)

As communicated previously, this increase is primarily the result of increased real estate taxes. Please refer to the 2019 EPS and CFFO Guidance section for our updated assumptions for 2019 property level operating expenses.

Value Add – Phase III Launch

As of June 30, 2019, IRT identified eight additional communities, totaling 2,402 units, to represent Phase III of the Company’s value add initiative. The projects will commence over the next 12 months and will be in addition to the projects already underway or completed in Phase I and Phase II of the Company’s value add initiative.

Community Name	Market	Units
North Park	Atlanta, GA	224
Waterford Landing	Atlanta, GA	260
Meadows	Louisville, KY	400
Walnut Hill	Memphis, TN	362
Lenoxplace	Raleigh, NC	268
Bridgeview	Tampa, FL	348
Lucerne	Tampa, FL	276
Rocky Creek	Tampa, FL	264

Capital Recycling

Acquisitions:

•	On April 30, 2019, IRT acquired a 224-unit community in Atlanta, GA for $28.0 million. At the time of acquisition, the community was 98.2% occupied with average rent per unit of $990.

•

Subsequent to quarter end, on July 11, 2019, IRT acquired a 264-unit community in Tampa, FL for $48.0 million. At the time of acquisition, the community was 95.5% occupied with average rent per unit of $1,313.

Dispositions:

•

On April 30, 2019, IRT sold a 370-unit community located outside of Chicago, Illinois for $42.0 million. Associated with this disposition, IRT repaid the property mortgage totaling $18.9 million and recorded a gain on sale of $12.1 million.

•

Subsequent to quarter end, on July 18, 2019, IRT completed the sale of the two communities in Little Rock, AR held for sale as of June 30, 2019 for a combined total of $56.5 million. Associated with this disposition, IRT repaid the property mortgages totaling $34.8 million.

At-the-Market Offering

During the second quarter of 2019, IRT issued 65,704 shares of common stock under its at-the-market sales program at a weighted average per share price of $12.09, yielding net proceeds of approximately $0.8 million.

Capital Expenditures

For the three months ended June 30, 2019, recurring capital expenditures for the total portfolio were $1.9 million, or $123 per unit. For the six months ended June 30, 2019 recurring capital expenditures for the total portfolio were $3.8 million or $239 per unit.

Distributions

On June 17, 2019, IRT’s Board of Directors declared a quarterly cash dividend for the second quarter of 2019 of $0.18 per share of IRT common stock, payable on July 25, 2019 to stockholders of record on June 28, 2019.

2019 EPS and CFFO Guidance

IRT is updating its 2019 full year guidance. EPS per diluted share is projected to be in a range of $0.65 to $0.70. CFFO per diluted share, a non-GAAP financial measure, is projected to be in the range of $0.75 to $0.78. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share is included below. Also included below are the primary assumptions underlying these estimates. See the schedules and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s rationale for the usefulness of CFFO.

	Previous Guidance		Current Guidance
2019 Full Year EPS and CFFO Guidance (1)(2)	Low	High	Low	High
Earnings per share	$0.76	$0.80	$0.65	$0.70
Adjustments:
Depreciation and amortization	0.43	0.47	0.55	0.57
Gains on sale of assets	(0.51)	(0.55)	(0.51)	(0.55)
Share base compensation	0.04	0.04	0.04	0.04
Amortization of deferred financing fees	0.02	0.02	0.02	0.02
CORE FFO per share allocated to common shareholders	$0.74	$0.78	$0.75	$0.78

1.

This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2019 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below.

2.	Per share guidance is based on weighted average shares and units outstanding of 90.5 million.

Same Store Communities	Previous 2019 Outlook	Current 2019 Outlook
Number of properties/units	50 properties / 13,697 units	50 properties / 13,697 units
Property revenue growth	4.0% to 6.0%	5.0% to 6.0%
Controllable property operating expense growth	2.5% to 3.5%	0.5% to 1.50%
Real estate tax and insurance expense increase (1)	6.0% to 12.0%	8.0% to 10.0%
Total property operating expense growth	4.0% to 6.0%	4.0% to 5.0%
Same store property NOI growth	3.5% to 5.5%	6.0% to 7.0%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$9.0 to $10.0 million	$9.5 to $10.0 million

Transaction/Investment Volume
Acquisition volume (2)	$30.0 to $110.0 million	$76.0 to $110.0 million
Disposition volume (3)	$100.0 to $180.0 million	$98.5 to $180.0 million

Capital Expenditures
Recurring	$8.0 to $9.0 million	$7.50 to $8.25 million

Value add & non-recurring	$30.0 to $38.0 million	$30.0 to $35.0 million

1.

In 2019, IRT is expecting increases in real estate tax expense at several recently acquired communities that are new to the same store portfolio. IRT’s underwriting contemplates tax increases due to re-assessments, however, the ultimate timing is difficult to predict.

2.	Acquisition volume includes the April and July 2019 acquisitions totaling $76.0 million, plus potential additional capital recycling acquisitions in 2019.
3.	Disposition volume includes the April and July 2019 dispositions totaling $98.5 million, plus potential additional capital recycling dispositions in 2019.

Selected Financial Information

See the schedules at the end of this earnings release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA.  Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, August 1, 2019 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 6379256. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Thursday, August 8, 2019 by dialing 1.855.859.2056, access code 6379256.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2019 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	For the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$14,709	$2,540	$14,580	$4,787	$3,509
Earnings (loss) per share -- diluted	$0.16	$0.03	$0.16	$0.05	$0.04
Rental and other property revenue	$50,848	$49,465	$49,718	$48,644	$46,734
Property operating expenses	$20,072	$19,886	$19,450	$19,792	$18,703
Net operating income	$30,776	$29,579	$30,268	$28,852	$28,031
NOI margin	60.5%	59.8%	60.9%	59.3%	60.0%
Adjusted EBITDA	$25,284	$24,734	$25,653	$24,748	$23,722
FFO per share	$0.15	$0.17	$0.16	$0.18	$0.17
CORE FFO per share	$0.19	$0.18	$0.19	$0.19	$0.19
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	94.7%	100.0%	94.7%	94.7%	94.7%
Portfolio Data:
Total gross assets	$1,817,207	$1,807,955	$1,798,736	$1,782,186	$1,706,465
Total number of properties	58	58	58	58	56
Total units	15,734	15,880	15,880	15,860	15,280
Period end occupancy	94.0%	93.9%	92.5%	92.3%	93.8%
Total portfolio average occupancy	94.4%	92.9%	92.3%	93.5%	94.1%
Total portfolio average effective monthly rent, per unit	$1,058	$1,042	$1,035	$1,024	$1,009
Same store period end occupancy (a)	93.8%	93.6%	92.0%	92.2%	93.6%
Same store portfolio average occupancy (a)	94.1%	92.5%	92.0%	93.4%	94.0%
Same store portfolio average effective monthly rent, per unit (a)	$1,062	$1,044	$1,039	$1,025	$1,008
Capitalization:
Total debt	$989,499	$990,920	$985,488	$963,238	$911,772
Common share price, period end	$11.57	$10.79	$9.18	$10.53	$10.31
Market equity capitalization	$1,050,712	$978,825	$826,802	$945,615	$906,696
Total market capitalization	$2,040,211	$1,969,745	$1,812,290	$1,908,853	$1,818,468
Total debt/total gross assets	54.5%	54.8%	54.8%	54.0%	53.4%
Net debt to Adjusted EBITDA (pro forma) (b)	9.2x	9.2x	9.2x	9.3x	9.4x
Interest coverage	2.6x	2.5x	2.6x	2.7x	2.8x
Common shares and OP Units:
Shares outstanding	89,932,418	89,834,793	89,184,443	88,920,879	87,044,121
OP units outstanding	881,107	881,107	881,107	881,107	899,215
Common shares and OP units outstanding	90,813,525	90,715,900	90,065,550	89,801,986	87,943,336
Weighted average common shares and units	90,394,212	89,870,556	89,532,373	88,585,940	87,543,931
(a)	Same store portfolio consists of 50 properties, which represent 13,697 units.
(b)

Reflects pro forma net debt to adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, and the completion of the 2018 capital recycling activities including paydown of associated indebtedness. Actual net debt to Adjusted EBITDA for the five quarters ended June 30, 2019 was 9.7x, 9.9x, 9.5x, 9.7x, and 9.5x, respectively.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets:
Investments in real estate at cost	$1,704,769	$1,669,875	$1,660,423	$1,572,015	$1,496,591
Less: accumulated depreciation	(136,488)	(124,107)	(112,270)	(101,589)	(91,426)
Investments in real estate, net	1,568,281	1,545,768	1,548,153	1,470,426	1,405,165
Real estate held for sale	50,494	77,430	77,285	141,853	141,132
Cash and cash equivalents	11,060	9,030	9,316	7,645	10,896
Restricted cash	7,780	7,122	6,729	8,265	7,051
Other assets	16,364	10,984	8,802	6,924	6,712
Derivative assets	1,558	5,327	8,307	12,440	11,755
Intangible assets, net	210	188	744	555	406
Total assets	$1,655,747	$1,655,849	$1,659,336	$1,648,108	$1,583,117
Liabilities and Equity:
Indebtedness, net	$989,499	$990,920	$985,488	$963,238	$911,772
Accounts payable and accrued expenses	26,374	22,092	22,815	28,477	24,173
Accrued interest payable	691	681	719	540	423
Dividends payable	16,285	16,267	16,162	16,113	15,922
Derivative liabilities	7,394	1,460	—	—	—
Other liabilities	7,595	7,355	4,107	3,697	3,520
Total liabilities	1,047,838	1,038,775	1,029,291	1,012,065	955,810
Equity:
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	899	898	892	889	870
Additional paid in capital	749,552	747,731	742,429	739,152	719,656
Accumulated other comprehensive income (loss)	(11,769)	(2,308)	2,016	9,788	9,103
Retained earnings (deficit)	(137,539)	(136,120)	(122,342)	(120,924)	(109,762)
Total shareholders' equity	601,143	610,201	622,995	628,905	619,867
Noncontrolling Interests	6,766	6,873	7,050	7,138	7,440
Total equity	607,909	617,074	630,045	636,043	627,307
Total liabilities and equity	$1,655,747	$1,655,849	$1,659,336	$1,648,108	$1,583,117

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenue:
Rental and other property revenue	$50,848	$49,465	$49,718	$48,644	$46,734
Other revenue	108	75	91	135	155
Total revenue	50,956	49,540	49,809	48,779	46,889
Expenses:
Property operating expenses	20,072	19,886	19,450	19,792	18,703
Property management expenses	2,062	1,813	2,027	1,661	1,592
General and administrative expenses	3,538	3,107	2,633	2,578	2,872
Depreciation and amortization expense	12,721	12,447	11,631	10,783	11,583
Casualty related costs	—	—	46	—	—
Total expenses	38,393	37,253	35,787	34,814	34,750
Interest expense	(9,849)	(9,721)	(9,943)	(9,129)	(8,594)
Net gains (losses) on sale of assets	12,142	—	10,650	—	—
Net income (loss)	14,856	2,566	14,729	4,836	3,545
(Income) loss allocated to noncontrolling interests	(147)	(26)	(149)	(49)	(36)
Net income (loss) available to common shares	$14,709	$2,540	$14,580	$4,787	$3,509
EPS - basic	$0.16	$0.03	$0.16	$0.05	$0.04
Weighted-average shares outstanding - Basic	89,513,105	88,989,450	88,651,266	87,702,078	86,644,716
EPS - diluted	$0.16	$0.03	$0.16	$0.05	$0.04
Weighted-average shares outstanding - Diluted	90,019,909	89,516,224	89,032,952	88,046,311	86,908,978
Funds From Operations (FFO):
Net Income (loss)	$14,856	$2,566	$14,729	$4,836	$3,545
Add-Back (Deduct):
Real estate depreciation and amortization	12,675	12,318	11,577	10,738	11,550
Net (gains) losses on sale of assets excluding debt extinguishment costs	(14,171)	—	(11,561)	—	—
FFO	$13,360	$14,884	$14,745	$15,574	$15,095
FFO per share	$0.15	$0.17	$0.16	$0.18	$0.17
CORE Funds From Operations (CFFO):
FFO	$13,360	$14,884	$14,745	$15,574	$15,095
Add-Back (Deduct):
Stock compensation expense	1,086	622	558	563	933
Amortization of deferred financing costs	362	339	352	309	325
Other depreciation and amortization	46	129	54	45	33
Debt extinguishment costs included in net gains (losses) on sale of assets	2,029	—	911	—	—
CFFO	$16,883	$15,974	$16,620	$16,491	$16,386
CFFO per share	$0.19	$0.18	$0.19	$0.19	$0.19
Weighted-average shares and units outstanding	90,394,212	89,870,556	89,532,373	88,585,940	87,543,931

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE and SIX MONTHS ENDED JUNE 30, 2019 and 2018

Dollars in thousands, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Rental and other property revenue	$50,848	$46,734	$100,313	$92,350
Other revenue	108	155	183	294
Total revenue	50,956	46,889	100,496	92,644
Expenses:
Property operating expenses	20,072	18,703	39,958	37,121
Property management expenses	2,062	1,592	3,875	3,275
General and administrative expenses	3,538	2,872	6,645	5,606
Depreciation and amortization expense	12,721	11,583	25,168	22,807
Total expenses	38,393	34,750	75,646	68,809
Interest expense	(9,849)	(8,594)	(19,570)	(16,934)
Other income (expense)	—	—	—	144
Net gains (losses) on sale of assets	12,142	—	12,142	—
Net income (loss)	14,856	3,545	17,422	7,045
(Income) loss allocated to noncontrolling interests	(147)	(36)	(173)	(124)
Net income (loss) available to common shares	$14,709	$3,509	$17,249	$6,921
EPS - basic	$0.16	$0.04	$0.19	$0.08
Weighted-average shares outstanding - Basic	89,513,105	86,644,716	89,252,724	85,978,431
EPS - diluted	$0.16	$0.04	$0.19	$0.08
Weighted-average shares outstanding - Diluted	90,019,909	86,908,978	89,902,637	86,208,502

Funds From Operations (FFO):
Net Income (loss)	$14,856	$3,545	$17,422	$7,045
Adjustments:
Real estate depreciation and amortization	12,675	11,550	24,993	22,751
Net (gains) losses on sale of assets excluding debt extinguishment costs	(14,171)	—	(14,171)	—
Funds From Operations	$13,360	$15,095	$28,244	$29,796
FFO per share	$0.15	$0.17	$0.31	$0.34
Core Funds From Operations (CFFO):
Funds From Operations	$13,360	$15,095	$28,244	$29,796
Adjustments:
Stock compensation expense	1,086	933	1,708	1,403
Amortization of deferred financing costs	362	325	701	769
Other depreciation and amortization	46	33	175	56
Other expense (income)	—	—	—	(52)
Debt extinguishment costs included in net gains (losses) on sale of assets	2,029	—	2,029	—
Core Funds From Operations	$16,883	$16,386	$32,857	$31,972
CFFO per share	$0.19	$0.19	$0.36	$0.37
Weighted-average shares and units outstanding	90,394,212	87,543,931	90,133,830	87,506,300

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income (loss)	$14,856	$2,566	$14,729	$4,836	$3,545
Add-Back (Deduct):
Depreciation and amortization	12,721	12,447	11,631	10,783	11,583
Interest expense	9,849	9,721	9,943	9,129	8,594
Net (gains) losses on sale of assets	(12,142)	—	(10,650)	—	—
Adjusted EBITDA	$25,284	$24,734	$25,653	$24,748	$23,722

INTEREST COST:
Interest expense	$9,849	$9,721	$9,943	$9,129	$8,594

INTEREST COVERAGE:	2.6x	2.5x	2.6x	2.7x	2.8x

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
ADJUSTED EBITDA:	2019	2018	2019	2018
Net income (loss)	$14,856	$3,545	$17,422	$7,045
Add-Back (Deduct):
Depreciation and amortization	12,721	11,583	25,168	22,807
Interest expense	9,849	8,594	19,570	16,934
Other (income) expense	—	—	—	(52)
Net (gains) losses on sale of assets	(12,142)	—	(12,142)	—
Adjusted EBITDA	$25,284	$23,722	$50,018	$46,734

INTEREST COST:
Interest expense	$9,849	$8,594	$19,570	$16,934

INTEREST COVERAGE:	2.6x	2.8x	2.6x	2.8x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenue:
Rental and other property revenue	$44,255	$42,663	$41,803	$42,132	$41,986
Property Operating Expenses:
Real estate taxes	5,638	5,669	5,459	4,978	5,127
Property insurance	859	854	835	839	888
Personnel expenses	4,190	4,027	4,027	4,282	4,200
Utilities	2,699	2,764	2,684	2,712	2,586
Repairs and maintenance	1,823	1,312	1,101	1,754	1,608
Contract services	1,207	1,186	1,174	1,238	1,325
Advertising expenses	498	445	388	477	461
Other expenses	606	629	442	785	792
Total property operating expenses	17,520	16,886	16,110	17,065	16,987
Same-store net operating income (a)	$26,735	$25,777	$25,693	$25,067	$24,999
Same-store NOI margin	60.4%	60.4%	61.5%	59.5%	59.5%
Average occupancy	94.1%	92.5%	92.0%	93.4%	94.0%
Average effective monthly rent, per unit	$1,062	$1,044	$1,039	$1,025	$1,008
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$26,735	$25,777	$25,693	$25,067	$24,999
Non same-store net operating income	4,041	3,802	4,575	3,785	3,032
Other revenue	108	75	91	135	155
Property management expenses	(2,062)	(1,813)	(2,027)	(1,661)	(1,592)
General and administrative expenses	(3,538)	(3,107)	(2,633)	(2,578)	(2,872)
Depreciation and amortization expense	(12,721)	(12,447)	(11,631)	(10,783)	(11,583)
Casualty related costs	—	—	(46)	—	—
Interest expense	(9,849)	(9,721)	(9,943)	(9,129)	(8,594)
Net gains (losses) on sale of assets	12,142	—	10,650	—	—
Net income (loss)	$14,856	$2,566	$14,729	$4,836	$3,545

(a)	Same store portfolio consists of 50 properties, which represent 13,697 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE and SIX MONTHS ENDED JUNE 30, 2019 and 2018

Dollars in thousands, except per unit data

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2019	2018	% change	2019	2018	% change
Revenue:
Rental and other property revenue	$44,255	$41,986	5.4%	$86,918	$82,989	4.7%
Property Operating Expenses:
Real estate taxes	5,638	5,127	10.0%	11,307	10,303	9.7%
Property insurance	859	888	-3.3%	1,713	1,844	-7.1%
Personnel expenses	4,190	4,200	-0.2%	8,217	8,170	0.6%
Utilities	2,699	2,586	4.4%	5,463	5,360	1.9%
Repairs and maintenance	1,823	1,608	13.4%	3,135	2,722	15.2%
Contract services	1,207	1,325	-8.9%	2,393	2,528	-5.3%
Advertising expenses	498	461	8.0%	943	937	0.6%
Other expenses	606	792	-23.5%	1,235	1,595	-22.6%
Total property operating expenses	17,520	16,987	3.1%	34,406	33,459	2.8%
Same-store net operating income (a)	$26,735	$24,999	6.9%	$52,512	$49,530	6.0%
Same-store NOI margin	60.4%	59.5%	0.9%	60.4%	59.7%	0.7%
Average occupancy	94.1%	94.0%	0.1%	93.3%	93.8%	-0.5%
Average effective monthly rent, per unit	$1,062	$1,008	5.3%	$1,053	$1,004	4.8%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$26,735	$24,999		$52,512	$49,530
Non same-store net operating income	4,041	3,032		7,843	5,699
Other revenue	108	155		183	294
Property management expenses	(2,062)	(1,592)		(3,875)	(3,275)
General and administrative expenses	(3,538)	(2,872)		(6,645)	(5,606)
Depreciation and amortization expense	(12,721)	(11,583)		(25,168)	(22,807)
Interest expense	(9,849)	(8,594)		(19,570)	(16,934)
Other income (expense)	—	—		—	144
Net gains (losses) on sale of assets	12,142	—		12,142	—
Net income (loss)	$14,856	$3,545		$17,422	$7,045

(a)	Same store portfolio consists of 50 properties, which represent 13,697 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING 5 QUARTERS

Dollars in thousands

	For the Three-Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Rental and other property revenue
Same store (a)	$44,255	$42,663	$41,803	$42,132	$41,986
Non same-store	6,593	6,802	7,556	6,276	4,863
Total rental and other property revenue (b)	50,848	49,465	49,359	48,408	46,849
Property operating expenses
Same store (a)	17,520	16,886	16,110	17,065	16,987
Non same-store	2,552	3,000	2,981	2,491	1,831
Total property operating expenses (b)	20,072	19,886	19,091	19,556	18,818
Net operating income
Same-store (a)	26,735	25,777	25,693	25,067	24,999
Non same-store	4,041	3,802	4,575	3,785	3,032
Total property net operating income	$30,776	$29,579	$30,268	$28,852	$28,031
Reconciliation of NOI to net income (loss)
Total property net operating income	$30,776	$29,579	$30,268	$28,852	$28,031
Other revenue	108	75	91	135	155
Property management expenses	(2,062)	(1,813)	(2,027)	(1,661)	(1,592)
General and administrative expenses	(3,538)	(3,107)	(2,633)	(2,578)	(2,872)
Depreciation and amortization expense	(12,721)	(12,447)	(11,631)	(10,783)	(11,583)
Interest expense	(9,849)	(9,721)	(9,943)	(9,129)	(8,594)
Casualty related costs	—	—	(46)	—	—
Net gains (losses) on sale of assets	12,142	—	10,650	—	—
Net income (loss)	$14,856	$2,566	$14,729	$4,836	$3,545

(a)	Same store portfolio consists of 50 properties, which represent 13,697 units.

(b)

Effective January 1, 2019, in connection with the adoption of ASC 842 “Leases”, IRT began recording uncollectible rent revenue as an adjustment to rental and other property revenue whereas it was previously recorded within property operating expenses. The presentation in accordance with ASC 842 is prospective for periods ending after January 1, 2019, not retrospective for all periods presented.  For purposes of same store comparability only, IRT has adjusted prior periods within the table above and all same store NOI tables to be consistent with this current presentation.  The amounts reclassified from property operating expenses to rental and other property revenue for the last three quarters in the year ended December 31, 2018, were $359, $236, and ($115), respectively.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

THREE MONTHS ENDED JUNE 30, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$5,419	$4,943	9.6%	$2,000	$1,722	16.1%	$3,419	$3,221	6.1%	94.7%	93.0%	1.6%	$1,181	$1,092	8.2%
Louisville, KY	6	1,710	5,149	4,904	5.0%	1,995	2,077	-3.9%	3,154	2,827	11.6%	91.7%	91.7%	0.0%	986	951	3.7%
Raleigh - Durham, NC	5	1,372	4,937	4,490	10.0%	1,866	1,777	5.0%	3,071	2,713	13.2%	95.1%	91.1%	4.1%	1,166	1,101	6.0%
Memphis, TN	4	1,383	4,623	4,455	3.8%	1,738	1,862	-6.7%	2,885	2,593	11.3%	92.9%	96.7%	-3.8%	1,118	1,027	8.8%
Oklahoma City, OK	5	1,658	3,416	3,272	4.4%	1,410	1,412	-0.1%	2,006	1,860	7.8%	95.7%	94.8%	0.9%	667	645	3.4%
Columbus, OH	4	1,080	3,183	3,057	4.1%	1,378	1,302	5.8%	1,805	1,755	2.8%	90.8%	95.0%	-4.2%	1,011	944	7.0%
Indianapolis, IN	4	916	2,815	2,701	4.2%	1,126	1,119	0.6%	1,689	1,582	6.8%	95.9%	95.3%	0.6%	992	951	4.3%
Dallas, TX	3	734	2,689	2,637	2.0%	1,139	1,054	8.1%	1,550	1,583	-2.1%	96.2%	96.5%	-0.3%	1,186	1,161	2.2%
Myrtle Beach, SC - Wilmington, NC	3	628	1,963	1,767	11.1%	651	598	8.9%	1,312	1,169	12.2%	95.3%	96.4%	-1.2%	1,014	901	12.5%
Charleston, SC	2	518	2,119	2,087	1.5%	1,025	946	8.4%	1,094	1,141	-4.1%	95.2%	94.9%	0.4%	1,297	1,302	-0.4%
Orlando, FL	1	297	1,323	1,273	3.9%	494	452	9.3%	829	821	1.0%	96.6%	95.2%	1.4%	1,466	1,422	3.1%
Charlotte, NC	1	208	1,035	938	10.3%	358	332	7.8%	677	606	11.7%	96.9%	93.8%	3.2%	1,549	1,432	8.2%
Austin, TX	1	300	1,191	1,198	-0.6%	558	533	4.7%	633	665	-4.8%	95.9%	96.7%	-0.8%	1,298	1,279	1.5%
Asheville, NC	1	252	869	829	4.8%	286	300	-4.7%	583	529	10.2%	97.4%	96.6%	0.9%	1,128	1,080	4.5%
Tampa-St. Petersburg, FL	1	216	822	790	4.1%	326	320	1.9%	496	470	5.5%	95.1%	92.8%	2.3%	1,245	1,228	1.4%
Chattanooga, TN	2	295	868	877	-1.0%	419	442	-5.2%	449	435	3.2%	96.0%	96.3%	-0.3%	973	957	1.6%
St. Louis, MO	1	152	683	718	-4.9%	246	269	-8.6%	437	449	-2.7%	92.8%	96.6%	-3.9%	1,470	1,399	5.0%
Huntsville, AL	1	178	542	502	8.0%	199	190	4.7%	343	312	9.9%	98.2%	98.6%	-0.4%	956	872	9.6%
Baton Rouge, LA	1	264	609	548	11.1%	306	280	9.3%	303	268	13.1%	79.2%	72.0%	7.2%	893	889	0.4%
Total/Weighted Average	50	13,697	$44,255	$41,986	5.4%	$17,520	$16,987	3.1%	$26,735	$24,999	6.9%	94.1%	94.0%	0.1%	$1,062	$1,008	5.3%

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

SIX MONTHS ENDED JUNE 30, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$10,661	$9,815	8.6%	$3,857	$3,383	14.0%	$6,804	$6,432	5.8%	94.2%	94.0%	0.1%	$1,169	$1,082	8.1%
Louisville, KY	6	1,710	10,043	9,815	2.3%	3,984	4,068	-2.1%	6,059	5,747	5.4%	90.3%	92.1%	-1.8%	982	951	3.2%
Raleigh - Durham, NC	5	1,372	9,590	9,021	6.3%	3,628	3,495	3.8%	5,962	5,526	7.9%	93.3%	92.1%	1.3%	1,153	1,101	4.7%
Memphis, TN	4	1,383	9,091	8,769	3.7%	3,414	3,680	-7.2%	5,677	5,089	11.6%	92.6%	96.2%	-3.7%	1,100	1,025	7.4%
Oklahoma City, OK	5	1,658	6,748	6,407	5.3%	2,748	2,841	-3.3%	4,000	3,566	12.2%	95.2%	94.2%	1.0%	663	642	3.4%
Columbus, OH	4	1,080	6,263	6,015	4.1%	2,663	2,586	3.0%	3,600	3,429	5.0%	90.7%	95.0%	-4.3%	1,002	939	6.7%
Indianapolis, IN	4	916	5,513	5,258	4.8%	2,339	2,172	7.7%	3,174	3,086	2.9%	94.7%	94.9%	-0.1%	986	942	4.7%
Dallas, TX	3	734	5,351	5,204	2.8%	2,280	2,138	6.6%	3,071	3,066	0.2%	96.4%	96.2%	0.1%	1,182	1,153	2.5%
Myrtle Beach, SC - Wilmington, NC	3	628	3,793	3,393	11.8%	1,264	1,153	9.6%	2,529	2,240	12.9%	93.9%	95.4%	-1.5%	991	885	11.9%
Charleston, SC	2	518	4,142	4,146	-0.1%	1,911	1,871	2.1%	2,231	2,275	-1.9%	94.5%	94.8%	-0.3%	1,280	1,298	-1.4%
Orlando, FL	1	297	2,632	2,546	3.4%	952	896	6.3%	1,680	1,650	1.8%	97.0%	96.1%	0.9%	1,457	1,413	3.1%
Charlotte, NC	1	208	2,011	1,848	8.8%	717	656	9.3%	1,294	1,192	8.6%	95.2%	93.0%	2.1%	1,530	1,434	6.7%
Asheville, NC	1	252	1,724	1,648	4.6%	539	552	-2.4%	1,185	1,096	8.1%	97.1%	96.5%	0.6%	1,121	1,077	4.0%
Austin, TX	1	300	2,324	2,338	-0.6%	1,163	1,049	10.9%	1,161	1,289	-9.9%	94.8%	95.4%	-0.5%	1,287	1,277	0.7%
Tampa-St. Petersburg, FL	1	216	1,631	1,589	2.6%	645	637	1.3%	986	952	3.6%	94.9%	93.4%	1.6%	1,239	1,225	1.1%
St. Louis, MO	1	152	1,405	1,398	0.5%	500	527	-5.1%	905	871	3.9%	94.3%	94.0%	0.3%	1,452	1,386	4.7%
Chattanooga, TN	2	295	1,725	1,731	-0.3%	843	851	-0.9%	882	880	0.2%	95.1%	96.3%	-1.1%	970	959	1.2%
Huntsville, AL	1	178	1,077	992	8.6%	387	383	1.0%	690	609	13.3%	97.6%	97.7%	-0.1%	944	865	9.1%
Baton Rouge, LA	1	264	1,194	1,056	13.1%	572	521	9.8%	622	535	16.3%	75.4%	65.8%	9.6%	919	901	2.0%
Total/Weighted Average	50	13,697	$86,918	$82,989	4.7%	$34,406	$33,459	2.8%	$52,512	$49,530	6.0%	93.3%	93.8%	-0.5%	$1,053	$1,004	4.8%

TOTAL PORTFOLIO NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

					For the Three Months Ended June 30, 2019
Market	Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (b)	% of NOI
Atlanta, GA	6	2,020	$251,366	94.1%	$1,138	$4,328	14.2%
Louisville, KY	6	1,710	192,621	91.6%	986	3,153	10.3%
Raleigh - Durham, NC	5	1,372	189,882	95.0%	1,166	3,071	10.1%
Memphis, TN	4	1,383	141,584	93.8%	1,116	2,885	9.5%
Columbus, OH	6	1,547	150,838	93.7%	991	2,609	8.6%
Oklahoma City, OK	5	1,658	76,958	95.1%	667	2,006	6.6%
Indianapolis, IN	4	916	90,712	94.3%	992	1,689	5.5%
Tampa-St. Petersburg, FL	3	840	121,908	94.2%	1,170	1,647	5.4%
Dallas, TX	3	734	85,279	95.6%	1,186	1,551	5.1%
Myrtle Beach, SC - Wilmington, NC	3	628	62,947	95.9%	1,014	1,312	4.3%
Charleston, SC	2	518	79,733	93.1%	1,297	1,094	3.6%
Little Rock, AR (a)	2	462	55,564	94.2%	989	889	2.9%
Orlando, FL	1	297	48,474	96.6%	1,466	829	2.7%
Charlotte, NC	1	208	42,108	95.7%	1,549	678	2.2%
Austin, TX	1	300	36,048	95.0%	1,298	633	2.1%
Asheville, NC	1	252	28,580	95.6%	1,128	583	1.9%
Chattanooga, TN	2	295	27,121	95.6%	973	450	1.5%
St. Louis, MO	1	152	33,481	94.7%	1,470	437	1.4%
Huntsville, AL	1	178	16,402	97.8%	956	343	1.1%
Baton Rouge, LA	1	264	28,726	81.1%	893	303	1.0%
Total/Weighted Average	58	15,734	$1,760,332	94.0%	$1,058	$30,490	100.0%

(a)	Market includes two properties which were classified as held for sale as of June 30, 2019 and sold in July 2019.
(b)	Excludes net operating income related to sold properties.

VALUE ADD SUMMARY

PROJECT LIFE TO DATE AS OF JUNE 30, 2019

							Renovation Costs per Unit (b)
Property	Market	Total Units To Be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs(c)	ROI - Total Costs (d)

Phase 1
Jamestown	Louisville, KY	356	166	166	$266	31.8%	$17,471	$5,161	$22,632	18.3%	14.1%
The Village at Auburn	Raleigh-Durham, NC	328	253	225	175	17.0%	14,085	2,248	16,333	14.9%	12.8%
Pointe at Canyon Ridge	Atlanta, GA	494	287	272	179	18.7%	8,542	1,802	10,344	25.2%	20.8%
Haverford	Lexington, KY	160	98	102	78	9.2%	5,244	849	6,093	17.8%	15.3%
Crestmont	Atlanta, GA	208	169	161	140	15.1%	12,330	8,963	21,293	13.6%	7.9%
Total/Weighted Average		1,546	973	926	$176	19.0%	$11,785	$3,653	$15,438	17.9%	13.7%

Phase 2
Oxmoor	Louisville, KY	432	167	164	$213	23.9%	$15,357	$202	$15,559	16.7%	16.5%
Brunswick Point	Wilmington, NC	288	139	120	92	9.6%	6,524	170	6,694	17.0%	16.6%
Schirm Farms	Columbus, OH	264	140	134	90	10.5%	7,468	588	8,056	14.5%	13.5%
Kensington Commons	Columbus, OH	264	66	59	168	19.7%	9,577	520	10,097	21.1%	20.0%
Creekside Corners	Atlanta, GA	444	199	173	163	17.4%	8,696	1,325	10,021	22.6%	19.6%
Stonebridge Crossing	Memphis, TN	500	200	176	127	15.2%	8,942	1,069	10,010	17.1%	15.3%
Arbors River Oaks	Memphis, TN	191	66	69	214	18.7%	8,382	632	9,014	30.6%	28.4%
Total/Weighted Average		2,383	977	895	$149	16.3%	$9,523	$697	$10,221	18.8%	17.5%

Grand Total/Weighted Average		3,929	1,950	1,821	$163	17.7%	$10,673	$1,817	$12,490	18.3%	15.6%

(a)

The rent change per unit per month reflects the difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.

(b)

Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities.  Interior costs per unit are based on units leased.  Exterior costs per unit are based on total units at the community. Excludes internal costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.

(c)	Calculated using the rent change per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)	Calculated using the rent change per unit per month, multiplied by 12, divided by the total renovation costs per unit.

CAPITAL RECYCLING

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions to Date 2019	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
North Park	Atlanta, GA	224	April 30, 2019	$28,000	$125	$990
Rocky Creek Apartments (a)	Tampa, FL	264	July 11, 2019	$48,000	$182	$1,313

Total		488		$76,000	$156	$1,165

Dispositions to Date 2019	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent Per Unit
Reserve at Eagle Ridge	Chicago, IL	370	April 30, 2019	$42,000	$114	$1,059
Carrington Park (a)	Little Rock, AR	202	July 18, 2019	$26,250	$130	$1,067
Stonebridge at the Ranch (a)	Little Rock, AR	260	July 18, 2019	$30,250	$116	$927

Total		832		$98,500	$118	$1,020

(a)	Transaction closed subsequent to June 30, 2019.

DEBT SUMMARY AS OF JUNE 30, 2019

Dollars in thousands

	Amount	Weighted Average Rate	Type	Weighted Average Maturity (in years)
Debt:
Unsecured credit facility (a)	$130,803	3.9%	Floating	3.9
Unsecured term loans (b)	300,000	4.0%	Floating	4.8
Mortgages	564,835	3.8%	Fixed	4.6
Unamortized deferred financing costs	(6,139)
Total Debt	989,499	3.9%		4.6
Market Equity Capitalization, at period end	1,050,712
Total Capitalization	$2,040,212
(a)

Credit facility total capacity is $350,000, comprised entirely of an unsecured revolving line of credit, of which $130,803 was drawn as of June 30, 2019. The maturity date of borrowings under the revolving line of credit is May 9, 2023.

(b)	Comprised of a $200,000 unsecured term loan with a maturity date of January 17, 2024 and a $100,000 unsecured term loan with a maturity date of November 20, 2024.

(c)

As of June 30, 2019, IRT maintained a float-to-fixed interest swap with a $150,000 notional amount. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of floating rate debt to fixed rate debt. IRT also maintains: (1) an interest rate collar with a $100,000 notional amount, which expires on November 20, 2024 has a floor of 1.25% and a cap of 2.00%, and (2) an interest rate collar with a $150,000 notional amount, which expires on January 17, 2024, has a floor of 2.25% and a cap of 2.50%. These collars have converted $250,000 of floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

Encumbered & Unencumbered Statistics	Total Units	% of Total	Gross Assets	% of Total	Q2 2019 NOI	% of Total
Unencumbered assets	7,957	50.6%	$834,836	45.9%	$13,900	45.2%
Encumbered assets	7,777	49.4%	982,371	54.1%	16,876	54.8%
	15,734	100.0%	$1,817,207	100.0%	$30,776	100.0%

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as acquisition and integration expenses, asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures.  IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-cash or non-operating gains or losses related to items such as defeasance costs IRT incurs when it sells a property subject to secured debt, asset sales, debt extinguishments, and acquisition related debt extinguishment expenses from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

Net Debt

Net debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

	As of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total debt	$989,499	$990,920	$985,488	$963,238	$911,772
Less: cash and cash equivalents	(11,060)	(9,030)	(9,316)	(7,645)	(10,896)
Total net debt	$978,439	$981,890	$976,172	$955,593	$900,876

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, acquisition expenses, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, IRT’s NOI may not be comparable to other REITs. IRT believes that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. IRT uses NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of IRT’s financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total assets	$1,655,747	$1,655,849	$1,659,336	$1,648,108	$1,583,117
Plus: accumulated depreciation (a)	141,965	132,448	120,202	114,660	104,496
Plus: accumulated amortization	19,495	19,658	19,198	19,418	18,852
Total gross assets	$1,817,207	$1,807,955	$1,798,736	$1,782,186	$1,706,465
(a)	Includes previously recognized depreciation on properties that were classified as held-for-sale as of June 30, 2019.